SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Slide Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SLIDE INSURANCE HOLDINGS, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET SLIDE INSURANCE HOLDINGS, INC. 4221 W. BOY SCOUT BLVD. SUITE 200, TAMPA FLORIDA 33607 V94350-P52036 You invested in SLIDE INSURANCE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Proxy Statement, Notice and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 10, 2026 10:00 a.m. ET In person at: The Law Offices of Greenberg Traurig, LLP One Vanderbilt Avenue New York, NY 10017 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Director Nominees for a three-year term expiring at the 2029 Annual Meeting: Nominees: 01) Robert Gries 02) Andrew Wright 03) Beth W. Bruce For 2. Ratification of the appointment of Forvis Mazars, LLP as Slide’s independent registered public accounting firm for the 2026 fiscal year. For Note: To transact such other business that may properly come before the 2026 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94351-P52036